SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report   January 27, 1996
                 ----------------

                             EMC CORPORATION
          (Exact name of registrant as specified in its charter)

Massachusetts                   1-9853             No. 04-2680009
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(State or other jurisdiction    (Commission        (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)

171 South Street, Hopkinton, MA                    01748
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(Address of principal executive offices)           (zip code)

Registrant's telephone number, including area code: (508) 435-1000
                                                    -------------------







Item 5. Other Events

On December 6, 1995, the registrant acquired all of the stock of McDATA Corporation ("McDATA"), in a transaction accounted for as a pooling of interests. The following unaudited financial results include the combined results of operations from July 30, 1995 to January 27, 1996 for the registrant and McDATA. These results are presented to satisfy publication of combined results requirements with respect to affiliate trading restrictions included in such accounting treatment and accordingly include at least 30 days of post-merger combined operations. The results included herein are not necessarily indicative of results expected for a full year of operations.


                              EMC CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                (UNAUDITED)
                              (in thousands)

                                           For the period from July 30,
                                             1995 to January 27, 1996

                  Revenues                         $1,010,626

                  Net income                          148,289




                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                          EMC CORPORATION


Date:  February 8, 1996                   By:/s/ Colin G. Patteson
                                             Colin G. Patteson
                                             Vice President, Chief Financial
                                             Officer and Treasurer